Offerings - Offering: 1	Oct. 08, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 9,900,000.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 861.30
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 871,763 Shares (approximately 5.00% of the net assets of the Fund as of June 30, 2026) based on a net asset value per Share as of close of business on June 30, 2026 of $11.26.